Exhibit 10.35

FIRST AMENDMENT OF LEASE

This First Amendment of Lease (the “First Amendment”) is entered into this 12th day of November, 2001 (the “Effective Date”), by and between Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership (“Landlord”) and Vignette Corporation, a Delaware corporation (“Tenant”).

WITNESSETH

WHEREAS, on October 25, 2000, Landlord and Tenant entered into that certain Lease Agreement (the “Lease”) for leased premises consisting of 108,990 square feet of Net Rentable Area located on the first, third and lower level of the building known as Four Barton Skyway and located at 1301 South Mo-Pac Expressway, Austin, Texas, which by this reference the Lease is incorporated herein for all purposes;

WHEREAS, the parties desire to amend the Lease;

NOW, THEREFORE, for and in consideration of the mutual terms and conditions expressed herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 3.06 of the Lease is hereby deleted.

2. The address of the Building as set forth on the cover page of the Lease and in Section 1.01(B) of the Lease is hereby changed to 1301 South Mo-Pac Expressway, Austin, Texas.

3. This First Amendment shall be governed in all respects by the laws of the State of Texas.

4. The Lease, as hereby amended, is hereby ratified and confirmed and shall continue in full force and effect.

5. All capitalized terms not otherwise defined herein shall have the meanings ascribed to said terms in the Lease.

IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of the date first set forth above.

LANDLORD:

Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership

By:	Prentiss Properties I, Inc., a Delaware corporation, general partner

	By:	/s/ William J. Reister
	Name:	William J. Reister
	Title:	Vice President

	By:	/s/ L. Kevan Dilbeck
	Name:	L. Kevan Dilbeck
	Title:	Senior Vice President

TENANT:

Vignette Corporation, a Delaware corporation

By:	/s/ John H. Degnan III
Name:	John H. Degnan III
Title:	Director - Facilities & Global Real Estate Services

APPROVED AS TO LEGAL FORM by counsel to Tenant:

Fisher Sweetbaum & Levin, P.C.

By	/s/ Illegible
Date	10/31/01

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